UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 6, 2007

JONES APPAREL GROUP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-10746 (Commission File Number)	06-0935166 (IRS Employer Identification No.)
1411 Broadway New York, New York 10018 (Address of principal executive offices)
(212) 642-3860 (Registrant's telephone number, including area code)
Not Applicable Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 6, 2007, Jones Apparel Group, Inc. ("Jones") entered into an accelerated share repurchase ("ASR") agreement with Goldman, Sachs & Co. ("Goldman"). Under the ASR agreement, Jones will repurchase $400 million of its outstanding common stock, with approximately 15.5 million shares to be received on September 12, 2007 and the remaining shares to be received at the end of an initial valuation period and upon final settlement of the ASR program. Final settlement of the ASR program is scheduled for no later than July 19, 2008, and may occur earlier at the option of Goldman or later under certain circumstances. The initial shares repurchased by Jones are subject to adjustment if Jones were to enter into or announce certain types of transactions. During the term of the ASR program and for approximately two weeks after final settlement, Jones may only make repurchases of its common stock with the consent of Goldman.

The foregoing summary of the ASR agreement does not purport to be complete and is qualified in its entirety by reference to the definitive Master Confirmation and Supplemental Confirmation, which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 6, 2007, Jones completed the sale of its indirect wholly-owned subsidiary, Barneys New York, Inc. ("Barneys"), to an affiliate of Istithmar PJSC, a Dubai based private equity and alternative investment house ("Istithmar"). At the closing of the sale, Jones received $947.5 million in cash, including $5.2 million related to estimated working capital and capital expenditure adjustments, which is subject to certain post-closing adjustments. Jones expects to realize estimated after-tax proceeds, net of selling costs and transaction expenses, of $843.2 million. Jones paid an aggregate of $49.4 million in cash for bonuses for key Barneys employees, compensation for restricted stock held by certain employees of Barneys that was forfeited upon the completion of the sale and other fees and costs related to the sale.

A copy of the press release announcing the completion of the Barneys sale and the entry into the ASR agreement is attached as Exhibit 99.1 to this report.

Item 9.01  Financial Statements and Exhibits.

(b) Pro forma financial information.

Unaudited Pro Forma Condensed Consolidated Financial Statements

On September 6, 2007, Jones completed the sale of Barneys to Istithmar for $947.5 million in cash, including $5.2 million related to estimated working capital and capital expenditure adjustments, which is subject to certain post-closing adjustments.

The following unaudited pro forma consolidated balance sheet at July 7, 2007 and the unaudited pro forma consolidated statements of operations for the years ended December 31, 2004, 2005 and 2006, and the accompanying notes thereto, have been prepared to illustrate the effects of the sale, as discontinued operations, on the historical financial position and results of operations of Jones. The unaudited pro forma consolidated financial statements and related notes do not give any effect to any utilization of cash proceeds from the sale.  Since the pending sale of Barneys met the criteria for discontinued operations as of July 7, 2007, the statements of operations for the fiscal six months ended July 7, 2007 and July 1, 2006 included in Jones' Form 10-Q filed on August 14, 2007 reflected Barneys as discontinued operations.  Accordingly, Jones has not presented the July 7, 2007 and July 1, 2006 interim statements of operations herein.

The unaudited pro forma consolidated balance sheet as of July 7, 2007 assumes the sale of Barneys occurred as of that date.  The unaudited pro forma consolidated statements of operations for the years ended December 31, 2004, 2005 and 2006 assume the sale had occurred at the close of business on December 31, 2003.  The assumptions and adjustments are described in the accompanying notes to the unaudited pro forma consolidated financial statements.  The unaudited pro forma consolidated financial statements should be read together with the consolidated financial statements of Jones as of and for the periods ended July 7, 2007 and December 31, 2006 included in the quarterly and annual reports on Forms 10-Q and 10-K/A (Amendment No. 2) for those respective periods.  These pro forma statements do not necessarily reflect the results of operations or financial position of Jones that would have resulted had the transaction actually been consummated as of such dates and are not necessarily indicative of the future results of operations or the future financial position of Jones.

Jones Apparel Group, Inc.
Unaudited Pro Forma Consolidated Statements of Operations
(All amounts in millions except per share data)

Year Ended December 31, 2006	Historical	Discontinued Operations	Pro Forma Continuing Operations
Net sales	$ 4,669.9	$(655.1)	$ 4,014.8
Licensing income (net)	51.8	(0.7)	51.1
Service and other revenue	21.1	-	21.1

Total revenues	4,742.8	(655.8)	4,087.0
Cost of goods sold	3,031.3	(357.1)	2,674.2

Gross profit	1,711.5	(298.7)	1,412.8
Selling, general and administrative expenses	1,341.7	(245.4)	1,096.3
Loss on sale of Polo Jeans Company business	45.1	-	45.1
Trademark impairments	50.2	-	50.2
Goodwill impairment	441.2	-	441.2

Operating loss	(166.7)	(53.3)	(220.0)
Interest income	3.5	-	3.5
Interest expense and financing costs	58.2	(7.7)	50.5
Gain on sale of stock in Rubicon Retail Limited	17.4	-	17.4
Equity in earnings of unconsolidated affiliates	4.5	-	4.5

Loss before provision for income taxes	(199.5)	(45.6)	(245.1)
Benefit for income taxes	(53.5)	(16.6)	(70.1)

Loss before cumulative effect of change in accounting principle	(146.0)	(29.0)	(175.0)
Cumulative effect of change in accounting for share-based payments, net of tax	1.9	-	1.9

Net loss	$(144.1)	$(29.0)	$(173.1)

(Loss) earnings per share
Basic
Loss before cumulative effect of change in accounting principle	$(1.32)	$(1.58)
Cumulative effect of change in accounting for share-based payments, net of tax	0.02	0.02

Basic loss per share	$(1.30)	$(1.56)

Diluted
Loss before cumulative effect of change in accounting principle	$(1.32)	$(1.58)
Cumulative effect of change in accounting for share-based payments, net of tax	0.02	0.02

Diluted loss per share	$(1.30)	$(1.56)

Weighted average common shares outstanding
Basic	110.6	110.6
Diluted	110.6	110.6

See accompanying notes to pro forma consolidated financial statements

Jones Apparel Group, Inc.
Unaudited Pro Forma Consolidated Statements of Operations
(All amounts in millions except per share data)

Year Ended December 31, 2005	Historical	Discontinued Operations	Pro Forma Continuing Operations
Net sales	$ 5,014.6	$(541.3)	$ 4,473.3
Licensing income (net)	59.6	(0.7)	58.9

Total revenues	5,074.2	(542.0)	4,532.2
Cost of goods sold	3,243.8	(293.4)	2,950.4

Gross profit	1,830.4	(248.6)	1,581.8
Selling, general and administrative expenses	1,333.2	(204.9)	1,128.3

Operating income	497.2	(43.7)	453.5
Interest income	1.1	-	1.1
Interest expense and financing costs	76.2	(5.2)	71.0
Equity in earnings of unconsolidated affiliates	3.2	-	3.2

Income before provision for income taxes	425.3	(38.5)	386.8
Provision for income taxes	151.0	(17.0)	134.0

Net income	$ 274.3	$(21.5)	$ 252.8

Earnings per share
Basic	$2.33	$2.15
Diluted	$2.30	$2.12

Weighted average common shares outstanding
Basic	118.0	118.0
Diluted	119.2	119.2

See accompanying notes to pro forma consolidated financial statements

Jones Apparel Group, Inc.
Unaudited Pro Forma Consolidated Statements of Operations
(All amounts in millions except per share data)

Year Ended December 31, 2004	Historical	Discontinued Operations	Pro Forma Continuing Operations
Net sales	$ 4,592.6	$(19.4)	$ 4,573.2
Licensing income (net)	57.1	-	57.1

Total revenues	4,649.7	(19.4)	4,630.3
Cost of goods sold	2,944.4	(10.5)	2,933.9

Gross profit	1,705.3	(8.9)	1,696.4
Selling, general and administrative expenses	1,176.7	(5.8)	1,170.9
Trademark impairments	0.2	-	0.2

Operating income	528.4	(3.1)	525.3
Interest income	1.9	-	1.9
Interest expense and financing costs	51.2	(0.1)	51.1
Equity in earnings of unconsolidated affiliates	3.8	-	3.8

Income before provision for income taxes	482.9	(3.0)	479.9
Provision for income taxes	181.1	(0.6)	180.5

Net income	$ 301.8	$(2.4)	$ 299.4

Earnings per share
Basic	$2.44	$2.42
Diluted	$2.39	$2.37

Weighted average common shares outstanding
Basic	123.6	123.6
Diluted	126.5	126.5

See accompanying notes to pro forma consolidated financial statements

Jones Apparel Group, Inc.
Unaudited Pro Forma Consolidated Balance Sheets
(All amounts in millions except per share data)

At July 7, 2007	Historical	Pro Forma Adjustments		Pro Forma
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$ 53.6	$ 898.1	(1)	$ 951.7
Accounts receivable	374.5			374.5
Inventories	535.7			535.7
Assets held for sale	645.3	(611.3)	(2)	34.0
Deferred taxes	68.8			68.8
Prepaid expenses and other current assets	60.6			60.6

TOTAL CURRENT ASSETS	1,738.5	286.8		2,025.3
PROPERTY, PLANT AND EQUIPMENT, at cost, less accumulated depreciation and amortization of $418.9	283.3			283.3
GOODWILL	1,051.9			1,051.9
OTHER INTANGIBLES, at cost, less accumulated amortization	626.6			626.6
DEFERRED TAXES	14.5	107.9 (107.9)	(4) (5)	14.5
OTHER ASSETS	52.9			52.9

	$ 3,767.7	$ 286.8		$ 4,054.5

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Short-term borrowings	$ 184.1			$ 184.1
Current portion of capital lease obligations	3.9			3.9
Accounts payable	219.1			219.1
Liabilities related to assets held for sale	165.9	(159.9)	(2)	6.0
Income taxes payable	5.9	54.9	(3)	60.8
Accrued employee compensation	39.4			39.4
Accrued expenses and other current liabilities	87.8			87.8

TOTAL CURRENT LIABILITIES	706.1	(105.0)		601.1

NONCURRENT LIABILITIES:
Long-term debt	749.3			749.3
Obligations under capital leases	29.7			29.7
Other	73.0			73.0

TOTAL NONCURRENT LIABILITIES	852.0			852.0

TOTAL LIABILITIES	1,558.1	(105.0)		1,453.1

COMMITMENTS AND CONTINGENCIES	-			-
STOCKHOLDERS' EQUITY:
Preferred stock, $.01 par value - shares authorized 1.0; none issued	-			-
Common stock, $.01 par value - shares authorized 200.0; issued 154.3	1.5			1.5
Additional paid-in capital	1,344.3	(9.8)	(6)	1,334.5
Retained earnings	2,196.8	107.9 294.5	(4) (7)	2,599.2
Accumulated other comprehensive loss	(2.6)	(0.8)	(8)	(3.4)
Treasury stock, 45.3 shares, at cost	(1,330.4)			(1,330.4)

TOTAL STOCKHOLDERS' EQUITY	2,209.6	391.8		2,601.4

	$ 3,767.7	$286.8		$ 4,054.5

See accompanying notes to pro forma consolidated financial statements

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

BASIS OF PRESENTATION

As previously reported, on August 8, 2007, Jones entered into an amended and restated definitive stock purchase agreement among Jones, its wholly owned subsidiary Jones Apparel Group Holdings, Inc., its indirect wholly owned subsidiary Barneys and affiliates of Istithmar PJSC, a Dubai-based private equity and alternative investment house.  The Amended and Restated Stock Purchase Agreement provides for Jones to sell Barneys to an affiliate of Istithmar PJSC for $942.3 million in cash, subject to certain purchase price adjustments.

On September 6, 2007, Jones completed the sale of Barneys to an affiliate of Istithmar PJSC.  At the closing of the sale, Jones received $947.5 million of cash, including $5.2 million related to estimated working capital and capital expenditure adjustments, which is subject to certain post-closing adjustments.  Jones expects to realize estimated after-tax proceeds, net of selling costs and transaction expenses, of $843.2 million.  Jones paid an aggregate of $49.4 million in cash for bonuses for key Barneys employees, compensation for restricted stock held by certain employees of Barneys that was forfeited upon the completion of the sale and other fees and costs related to the sale.

PRO FORMA ADJUSTMENTS

The historical Consolidated Statements of Operations for 2004 through 2006 have been adjusted to report the operating results of Barneys as discontinued operations for the periods presented in accordance with the provisions of SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets."  Interest expense has been allocated to discontinued operations based on the weighted-average monthly borrowing rate under Jones' senior credit facilities applied to the average net monthly balance of funds that have been advanced to Barneys.

The historical Consolidated Balance Sheet at July 7, 2007 has been adjusted to give effect to pro forma events that are directly attributable to the sale (including legal and investment banker fees) and are factually supportable.  The balance sheet pro forma adjustments are as follows (all amounts in millions).

(1)	To record the net cash received upon the sale of Barneys, as follows:
	Gross cash proceeds, including $5.2 related to estimated working capital and capital expenditure adjustments	$947.5
	Investment banker, legal, accounting and other transaction costs	(16.7)
	Cash payments to Barneys employees in lieu of restricted stock vesting, bonus payments and other employee costs associated with the sale	(32.7)

	Net cash received	$898.1

(2)	To remove the assets and liabilities of Barneys at July 7, 2007.
(3)	To record the estimated income tax liability that resulted from the sale of Barneys.
(4)	To reverse valuation allowance recorded against the deferred tax benefit related to $303.0 of capital loss carryforwards previously determined to have expired unused.
(5)	To record the utilization of $303.0 of capital loss carryforwards to offset the capital gain related to the sale of Barneys.
(6)	To reverse amortization of forfeited restricted stock held by Barneys employees.
(7)	To record the estimated gain on the sale of Barneys, as follows:
	Net cash received	$898.1
	Net assets sold	(451.4)
	Reversal of amortization recorded as of July 7, 2007 relating to forfeited restricted stock held by Barneys employees	9.8
	Other comprehensive income related to Barneys	0.8

	Gain before income taxes	457.3
	Income taxes*	(162.8)

	Net gain	$294.5

	* Approximately $107.9 of these income taxes will not be paid, as the capital gain from this sale was largely offset by existing capital loss carryforwards. This $107.9 benefit will be reported as a reduction of the income tax provision for continuing operations.
(8)	To remove accumulated other comprehensive income relating to Barneys.

(d)  Exhibits.

Exhibit No.	Description
10.1	Master Confirmation dated September 6, 2007 between Jones Apparel Group, Inc. and Goldman, Sachs & Co.
10.2*	Supplemental Confirmation dated September 6, 2007 between Jones Apparel Group, Inc. and Goldman, Sachs & Co.
99.1	Press Release of the Registrant dated September 7, 2007.

* Portions of exhibit deleted pursuant to request for confidential treatment.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES APPAREL GROUP, INC. (Registrant) By: /s/ John T. McClain John T. McClain Chief Financial Officer

Date: September 10, 2007

Exhibit Index.

Exhibit No.	Description
10.1	Master Confirmation dated September 6, 2007 between Jones Apparel Group, Inc. and Goldman, Sachs & Co.
10.2*	Supplemental Confirmation dated September 6, 2007 between Jones Apparel Group, Inc. and Goldman, Sachs & Co.
99.1	Press Release of the Registrant dated September 7, 2007.

* Portions of exhibit deleted pursuant to request for confidential treatment.